Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2020
Disclosure of commitments [text block] [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 11 -	COMMITMENTS AND CONTINGENT LIABILITIES:

a.	Royalties payable to the IIA

1)	Under the terms of a plan with IIA, Safe-T is committed to pay royalties to the IIA on proceeds from sales of products in the research and development of which the IIA participated by way of grants. Royalties are payable at the rate of 3% to 3.5% of the proceeds from such sales.

Safe-T completed the performance of the plan on October 31, 2015, and filed a final report to the IIA, who approved the report. Since 2015, Safe-T received a total of $146 thousand in grants. In February 2020, Safe-T paid final royalties and has no further royalties' payments obligation. Safe-T is still liable to certain limitations under the IIA law.

2)	On July 2, 2018, Safe-T completed the purchase of the intellectual property of CyKick. As part of such purchase, Safe-T committed to take CyKick’s liability of $374 thousand to pay royalties to the IIA on proceeds from sales of products in the research and development of which the IIA participated by way of grants. Royalties are payable at the rate of 3% to 3.5% of the proceeds from such sales. For the year ended December 31, 2020, the Company paid royalties in an amount of $9 thousand.

As of December 31, 2020 and 2019, the Company liability to pay the IIA royalties for future sales of CyKick’s technology on the consolidated financial position amounted to approximately $140 and 108 thousand, respectively.

b.	Luminati action

On June 11, 2020, Luminati Networks Ltd. (“Luminati”) filed an action alleging infringement of patent against several companies, including against NetNut. The action was filed in the United States District Court, Eastern District of Texas, Marshal Division. The complaint was served to the Company on June 30, 2020.

Management is of the opinion that no violation was made by NetNut with respect to the asserted patents. NetNut denies any wrongdoing or liability and intends to defend itself against this complaint. The case is in its early stage and Luminati has not yet identified an alleged damage amount. As such, no amounts have been accrued related to the outcome of such claim.

c.	Contingent consideration related to NetNut acquisition

As a result of a commercial dispute relating to the Share and Asset Purchase Agreement with respect to NetNut’s acquisition (as further described in Note (17a)), on June 25, 2020, the Company entered into a settlement and release of claims agreement (the “Settlement Agreement”) with certain former shareholders of NetNut (the “Settling Shareholders”), consisting of 80% of the holdings of the former shareholders of NetNut, pursuant to which the Company will make certain payments to the Settling Shareholders in lieu of paying the Earnout Amount. On June 29, 2020, the Company paid $1.6 million on behalf of the Settlement Agreement. Also, based on the Settlement Agreement terms, the Company committed to pay by April 30, 2021 an additional earn-out payment ranging between $440 thousand and $800 thousand, depending on NetNut’s financial results for 2020. As of December 31, 2020, based on NetNut’s financial results, the final earn-out payment was set to $440,000.

As for the remining shareholder of NetNut, which elected not to join the Settling Shareholders as of December 31, 2020, the Company recorded a contingent consideration of $475 thousand, based on the same terms and amounts agreed with the Settling Shareholders within the Settlement Agreement. For further information regarding the settlement agreement signed with such shareholder after the financial position date, see Note 26(b).

As of December 31, 2020, the total contingent consideration related to NetNut acquisition amounted to $915 thousand.